DREYFUS PREMIER GNMA FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

           As a shareholder of Dreyfus Premier GNMA Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier GNMA Fund, Inc. (the "Acquiring Fund"), in exchange for Class A, Class B and Class C shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund, like the Fund, normally invests at least 80% of its assets in Ginnie Mae certificates, which are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association. The Acquiring Fund has substantially more assets and is expected to have a lower total expense ratio than the Fund. In addition, the Acquiring Fund and the Fund have comparable performance records. The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

           If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar investment management policies as the Fund.

           Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. As a result of the review, management recommended that the Fund be consolidated with the Acquiring Fund. Management believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Fund's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund with a comparable performance record. The Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

           Your vote is extremely important, no matter how large or small your Fund holdings.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, J. David Officer President

December 28, 2006

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER GNMA FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER GNMA FUND, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER GNMA FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier GNMA Fund, Inc. (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about March 16, 2007 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Premier GNMA Fund (the "Fund"). You will receive Class A, Class B or Class C shares of the Acquiring Fund corresponding to your Class A, Class B or Class C shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund's Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund and the Fund have comparable performance records, and each class of shares of the Acquiring Fund is expected to have a lower total expense ratio than the corresponding class of shares of the fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies. Both funds seek to maximize total return, consisting of capital appreciation and current income. To pursue its goal, each fund normally invests at least 80% of its assets in Ginnie Mae certificates, which are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association. Each fund also may purchase other securities issued or guaranteed by the U.S. government or issued by its agencies or instrumentalities that are guaranteed by the U.S. government, including U.S. Treasury inflation-indexed bonds. The Acquiring Fund also may purchase other mortgage-related securities, including those issued by government-related organizations such as Fannie Mae and Freddie Mac, and residential and commercial mortgage-backed securities issued by governmental agencies or private entities. The Acquiring Fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality. The Acquiring Fund also may purchase asset-backed securities and enter into repurchase agreements. Dreyfus is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of each fund's investments. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, distributes each fund's shares. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. If you hold Class A shares, you also will have the ability to continue to write redemption checks against your account through the Checkwriting privilege.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

Under its agreement with Dreyfus, the Fund pays Dreyfus a management fee at the annual rate of 0.55% of the value of the Fund's average daily net assets and the Acquiring Fund pays Dreyfus a management fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets. Although the management fee payable by the Acquiring Fund is higher than that payable by the Fund, it currently is anticipated that each class of shares of the Acquiring Fund will have a lower total expense ratio than the corresponding class of shares of the Fund based on expenses of the funds as of July 31, 2006 and the estimated expenses for the Acquiring Fund's Class A, B and C shares if the Reorganization is consummated. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund's Class A, B and C shares until at least April 30, 2008, so that the total annual operating expenses of the Acquiring Fund's Class A, B and C shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the Fund's total annual operating expenses for such classes as of July 31, 2006.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES OF THE FUND RECOMMEND I VOTE?

The Fund's Board of Trustees has determined that reorganizing the Fund into the Acquiring Fund, which is managed by Dreyfus and has the same investment objective and substantially similar investment management policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a substantially larger fund with a comparable performance record. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Fund's Board of Trustees believes that the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Trustees recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER GNMA FUND

_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
_________________

To the Shareholders:

           A Special Meeting of Shareholders of Dreyfus Premier GNMA Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, March 1, 2007, at 2:00 p.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier GNMA Fund, Inc. (the "Acquiring Fund"), in exchange for Class A, Class B and Class C shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class B and Class C shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B and Class C shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on December 15, 2006 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Michael A. Rosenberg Secretary

New York, New York
December 28, 2006

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS PREMIER GNMA FUND

To and in Exchange for Class A, Class B and Class C Shares of

DREYFUS PREMIER GNMA FUND, INC.

________________________________________

PROSPECTUS/PROXY STATEMENT
December 28, 2006
 ________________________________________

Special Meeting of Shareholders
To Be Held on Thursday, March 1, 2007

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Premier GNMA Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, March 1, 2007, at 2:00 p.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 15, 2006 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets to Dreyfus Premier GNMA Fund, Inc. (the "Acquiring Fund"), in exchange for Class A, Class B and Class C shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B or Class C shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B or Class C Fund shares, respectively, as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated December 28, 2006, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have the same investment objective and substantially similar investment management policies. The Fund and the Acquiring Fund each invest primarily in Ginnie Mae certificates and have the same primary portfolio manager. A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement. The Acquiring Fund is incorporated under the name Dreyfus GNMA Fund, Inc. and intends to change its name to Dreyfus Premier GNMA Fund, Inc. and issue Class A, B and C shares only if the Reorganization is approved by Fund shareholders and consummated.

           The Acquiring Fund's Prospectus dated December 18, 2006, Annual Report for its fiscal year ended April 30, 2006 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended October 31, 2006 accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended December 31, 2005 and Semi-Annual Report for the six-month period ended June 30, 2006, please call your financial adviser, call 1-800-554-4611, visit www.dreyfus.com, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B and Class C shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

           As of October 31, 2006, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding
3,921,106	1,681,922	875,432

           Proxy materials will be mailed to shareholders of record on or about December 29, 2006.

TABLE OF CONTENTS

Summary	5

Reasons for the Reorganization	16

Information about the Reorganization	16

Additional Information about the Acquiring Fund and the Fund	19

Voting Information	19

Financial Statements and Experts	21

Other Matters	21

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	21

Exhibit A: Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Acquiring Fund's Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B and Class C shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B and Class C shareholder will receive a pro rata distribution of the Acquiring Fund's Class A, Class B and Class C shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

           The Fund's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Acquiring Fund has the same investment objective and substantially similar investment management policies as the Fund. Both funds seek to maximize total return, consisting of capital appreciation and current income. To pursue its goal, each fund normally invests at least 80% of its assets in Ginnie Mae certificates, which are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association. Each fund also may purchase other securities issued or guaranteed by the U.S. government or issued by its agencies or instrumentalities that are guaranteed by the U.S. government, including U.S. Treasury inflation-indexed bonds.

           The Acquiring Fund also may purchase other mortgage-related securities, including those issued by government-related organizations such as Fannie Mae and Freddie Mac, and residential and commercial mortgage-backed securities issued by governmental agencies or private entities, and collateralized mortgage obligations. The Acquiring Fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality. The Acquiring Fund also may purchase asset-backed securities and enter into repurchase agreements.

           The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. To enhance current income, each fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

           Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

           Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

           For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information.

           The Acquiring Fund is a corporation organized under the laws of the State of Maryland. The Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Fund" below.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.

•	Interest rate risk. Prices of certain Ginnie Mae certificates and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect the prices of these securities and, accordingly, the fund's share price. Ginnie Maes carry additional risks and may be more volatile than other types of debt securities due to unexpected changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

•	Prepayment and extension risk. When interest rates fall, the principal on Ginnie Mae certificates may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of Ginnie Mae certificates may lengthen due to a drop in prepayments of the underlying mortgages. This is known as extension risk and would increase the fund's sensitivity to rising rates and its potential for price declines.

•	Market and credit risk. Ginnie Mae certificates and other securities backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities in which the Acquiring Fund may invest also are subject to credit risks associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional, government-backed debt securities.

•	Derivatives risk. In addition to investing in mortgage-related securities, such as CMOs and stripped mortgage-backed securities, each fund may use derivative instruments, such as options, futures and options on futures (including those relating to interest rates). A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or such fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•	Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, engaging in forward commitment transactions and forward roll transactions, lending portfolio securities, and borrowing money to purchase securities, may magnify the fund's gains or losses. Each fund typically engages in forward commitment and securities lending transactions, but normally does not purchase securities with borrowed money.

•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	Inflation-indexed bond risk. Interest payments on inflation-indexed bonds can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed bonds. Inflation-indexed bonds issued by corporations, such as those the Acquiring Fund may purchase, generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

           The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the respective fund's after-tax performance. A fund's forward roll transactions will increase its portfolio turnover rate.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           See "Main Risks" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus "Shareholder Guide" for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of July 31, 2006. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of July 31, 2006, as adjusted showing the effect of the Reorganization had it occurred on such date. The management fee payable to Dreyfus by the Acquiring Fund (0.60%) is higher than that payable by the Fund (0.55%). However, it currently is anticipated that each class of shares of the Acquiring Fund will have a lower total expense ratio than the corresponding class of shares of the Fund based on expenses of the funds as of July 31, 2006 and the estimated expenses for the Acquiring Fund's Class A, B and C shares if the Reorganization is consummated. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund's Class A, B and C shares until at least April 30, 2008, so that the Acquiring Fund's total annual operating expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.15% for Class A, 1.65% for Class B and 1.87% for Class C, which were the Fund's total annual operating expenses for such classes as of July 31, 2006. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Management fees	.55%	.60%	.60%
Rule 12b-1 fee	none	none	none
Shareholder services fee	.25%	.25%	.25%
Other expenses	.35%	.21%*	.21%*

Total	1.15%	1.06%	1.06%

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B
Management fees	.55%	.60%	.60%
Rule 12b-1 fee	.50%	.50%	.50%
Shareholder services fee	.25%	.25%	.25%
Other expenses	.35%	.21%*	.21%*

Total	1.65%	1.56%	1.56%

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Management fees	.55%	.60%	.60%
Rule 12b-1 fee	.75%	.75%	.75%
Shareholder services fee	.25%	.25%	.25%
Other expenses	.32%	.18%*	.18%*

Total	1.87%	1.78%	1.78%

____________________

*	"Other expenses" for the Acquiring Fund are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Expense example

           This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

                                                                                                       Pro Forma
                                                                                                  After Reorganization
                          Fund                              Acquiring Fund                           Acquiring Fund
            ------------------------------------------------------------------------------------------------------------------
             Class A    Class B    Class C       Class A     Class B     Class C      Class A    Class B     Class C
             Shares     Shares*     Shares*      Shares      Shares*     Shares*      Shares     Shares*     Shares*
             -------    ------     -------       -------     -------     -------      -------    -------     -------
1 Year      $562      $568/        $290/          $553        $559/       $281/       $553        $559/      $281/
                      $168         $190                       $159        $181                    $159       $181

3 Years     $799      $820/        $588/          $772        $793/       $560/       $772        $793/      $560/
                      $520         $588                       $493        $560                    $493       $560

5 Years     $1,054    $1,097/      $1,011/        $1,008      $1,050/     $964/       $1,008      $1,050/    $964/
                      $897         $1,011                     $850        $964                    $850       $964

10 Years    $1,785    $1,700**/    $2,190/        $1,686      $1,600**/   $2,095/     $1,686      $1,600**/  $2,095/
                      $1,700**     $2,190                     $1,600**    $2,095                  $1,600**   $2,095

_________________

* With redemption/without redemption.

** Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

          Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class Z shares from year to year. Sales loads applicable to Class A are not reflected in the Fund's bar chart; if they were, the Fund's Class A returns shown would have been lower. The table for the Fund compares the average annual total returns of the Fund's Class A, Class B and Class C shares to those of the Lehman Brothers GNMA Index, an unmanaged total return performance benchmark for Ginnie Maes. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund's Class Z shares to those of the Lehman Brothers GNMA Index. Sales loads applicable to Class A, B and C are not reflected in the Fund's table; if they were, the Fund's Class A, B and C returns shown would have been lower. Since Class A, B and C shares of the Acquiring Fund are new, past performance information is not available for those classes. There are no sales loads for Class Z shares of the Acquiring Fund. There will be no exchange of Class Z shares of the Acquiring Fund in the Reorganization. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. For each fund, the share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses. After the Reorganization, Class Z shares of the Acquiring Fund generally will not be available for new accounts.

          After-tax performance is shown only for Class A shares of the Fund and Class Z shares of the Acquiring Fund, respectively. After-tax performance of the respective fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund-- Class Z Shares
Year-by-year total returns as of 12/31 each year (%)

+4.41	+8.83	+4.16	+1.31	+10.55	+7.69	+9.02	+2.30	+3.10	+2.56

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q3 '01 Q2 '04	+4.37% -2.01%

The year-to-date total return of the Acquiring Fund's Class Z shares as of 9/30/06 was +2.27%.

Acquiring Fund-- Class Z Shares
Average annual total returns as of 12/31/05

	1 Year	5 Years	10 Years
Class Z
returns before taxes	2.56%	4.90%	5.35%
Class Z
returns after taxes
on distributions	1.12%	3.11%	3.16%
Class Z
returns after taxes
on distributions and
sale of fund shares	1.65%	3.11%	3.19%
Lehman Brothers
GNMA Index
reflects no deduction for
fees, expenses or taxes	3.21%	5.43%	6.19%

Fund-- Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+4.25	+8.91	+6.51	+0.75	+9.82	+7.12	+7.60	+2.46	+2.71	+2.64

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q4 '00 Q2 '04	+3.77% -1.60%

The year-to-date total return of the Fund's Class A shares as of 9/30/06 was +2.06%.

Fund Shares-- (without sales charges)
Average annual total returns as of 12/31/05

Share class/ Inception date	1 Year	5 Years	10 Years
Class A (1/29/87)
returns before taxes	2.64%	4.48%	5.24%
Class A
returns after taxes
on distributions	1.28%	2.92%	3.28%
Class A
returns after taxes
on distributions and
sale of fund shares	1.70%	2.89%	3.25%
Class B (1/15/93)
returns before taxes	2.15%	3.94%	4.91%
Class C (1/15/93)
returns before taxes	1.90%	3.72%	4.44%
Lehman Brothers
GNMA Index*
reflects no deduction for
fees, expenses or taxes	3.21%	5.43%	6.19%

_________________

*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.

          Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $193 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations, and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

          On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

          Primary Portfolio Manager. Robert Bayston has been the primary portfolio manager for the Fund and the Acquiring Fund since April 2006, and a portfolio manager for each fund since January 2005. Mr. Bayston has been employed by Dreyfus since September 2001 and is a portfolio manager responsible for TIPS and derivatives strategies with Standish Mellon Asset Management, LLC ("Standish Mellon"), a subsidiary of Mellon Financial and an affiliate of Dreyfus. Mr. Bayston joined Standish Mellon in 1991.

          Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Fund and the Acquiring Fund, each fund has different Board members. None of the Board members of the Fund or the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Acquiring Fund's Board members, see Exhibit B.

          Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for both the Fund and the Acquiring Fund.

           Capitalization. The Fund has classified its shares into three classes — Class A, Class B and Class C — and the Acquiring Fund has classified its shares into four classes – Class A, Class B, Class C and Class Z. There will be no exchange of Class Z shares of the Acquiring Fund. Class A, B and C shares are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the Reorganization. The following table sets forth as of October 31, 2006 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of of the Acquiring Fund's Class A, B and C shares and (3) the pro forma capitalization of of the Acquiring Fund's Class A, B and C shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$58,076,866	$0	$58,076,866
Net asset value per	$14.81	N/A	$14.81
share
Shares outstanding	3,921,106	None	3,921,106

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B
Total net assets	$24,921,517	$0	$24,921,517
Net asset value per	$14.82	N/A	$14.82
share
Shares outstanding	1,681,922	None	1,681,922

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Total net assets	$12,964,341	$0	$12,964,341
Net asset value per	$14.81	N/A	$14.81
share
Shares outstanding	875,432	None	875,432

          The Acquiring Fund had approximately $733,470,108 in total net assets (attributable to Class Z shares) as of October 31, 2006. The Acquiring Fund currently does not offer Class A, Class B or Class C shares. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

          Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See "Shareholder Guide — Buying shares," "Services for Fund Investors," "Instructions for Regular Accounts" and "Instructions for IRAs" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

          Distribution Plan. Class B and Class C shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the respective Rule 12b-1 Plan, the Fund and the Acquiring Fund each pay Dreyfus Service Corporation, their distributor, a fee at an annual rate of 0.50% of the value of the average daily net assets of Class B shares and 0.75% of the value of the average daily net assets of Class C shares (there is no Rule 12b-1 Plan fee for Class A shares) to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time it will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan [, Service Plan] and Shareholder Services Plan — Distribution Plan" in the relevant Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

          Shareholder Services Plan. Class A, Class B and Class C shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay Dreyfus Service Corporation, their distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of the relevant class for providing shareholder services. See "Distribution Plan [, Service Plan] and Shareholder Services Plan—Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

          Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Shareholder Guide—Selling shares," "Instructions for Regular Accounts" and "Instructions for IRAs" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

               Distributions. The Fund normally declares dividends daily and pays dividends monthly. The Acquiring Fund normally declares and pays dividends monthly. Otherwise, the dividends and distributions policies of the Fund and the Acquiring Fund are the same. Although they may do so more frequently, each fund anticipates paying its shareholders dividends once a month and any capital gain distribution annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

          Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

          Certain Organizational Differences Between the Fund and the Acquiring Fund. The Acquiring Fund is a Maryland corporation, and the rights of its shareholders are governed by the Acquiring Fund's Articles of Incorporation (the "Charter"), the Acquiring Fund's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). The Fund is a Massachusetts business trust, and the rights of its shareholders are governed by the Fund's Agreement and Declaration of Trust (the "Trust Agreement"), the Fund's By-Laws and applicable Massachusetts law. Certain relevant differences between the two forms of organization are summarized below.

          Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

          Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders meeting. The Acquiring Fund's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or the Acquiring Fund are not affected by such quorum requirements.

          Shareholder Liability. Under the Maryland Code, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

          Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Fund, or the Fund's Trustees. The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Fund considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

          Liability and Indemnification of Board Members. Under the Maryland Code, the Acquiring Fund's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Acquiring Fund is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Acquiring Fund's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

          Under Massachusetts law, the Fund's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Fund may be indemnified to the same extent as Trustees.

          Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

**********

          The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Fund's Charter, the Acquiring Fund's By-Laws and the Maryland Code, and the Fund, the Fund's Trust Agreement, the Fund's By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Acquiring Fund's Charter and By-Laws or the Fund's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

          After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies, management recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Fund and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Fund's Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund with a comparable performance record, without diluting such shareholders' interests. In addition, each class of shares of the Acquiring Fund is expected to have a lower total expense ratio than the corresponding class of Fund shares. As of October 31, 2006, the Fund had net assets of approximately $96 million and the Acquiring Fund had net assets of approximately $733 million. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Fund shareholders should benefit from more efficient portfolio management and Dreyfus would be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

          The Board of the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

          In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

          For the reasons described above, the Boards of the Fund and the Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

          Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class A, Class B and Class C shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on March 16, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class A, Class B and Class C shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Shareholder Guide—Buying shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

          On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

          As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B and Class C shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class A, Class B and Class C shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated. After the Closing Date, any outstanding certificates representing Fund shares will represent shares of the Acquiring Fund distributed to the Fund's shareholders of record.

          The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

          The total expenses of the Reorganization are expected to be approximately $32,807, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Fund's Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $7,500.

          If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action with respect to the Fund.

          Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

          Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class B and Class C shares, the Acquiring Fund's assumption of the Fund's stated liabilities and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B and Class C shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B and Class C shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B and Class C shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B and Class C shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A, Class B and Class C shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B and Class C shares for Acquiring Fund Class A, Class B and Class C shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B and Class C shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B and Class C shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

          Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

          As of the Fund's fiscal year ended December 31, 2005, the Fund has an unused capital loss carryforward of $2,393,335. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

          The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

          Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 2-95553). The Acquiring Fund is incorporated under the name Dreyfus GNMA Fund, Inc. and intends to change its name to Dreyfus Premier GNMA Fund, Inc. and issue Class A, B and C shares only if the reorganization is approved by Fund shareholders and consummated. Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-9591).

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

          Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of 30% of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

          As of November 20, 2006, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Fund:

                                                                Percentage of
          Name and Address                                    Outstanding Shares
          ----------------                                    ------------------
                                                          Before               After
                                                      Reorganization       Reorganization
                                                      --------------       --------------
         Class A

National Financial Services
82 Devonshire Street
Boston, MA 02109-3605                                      14.58%              14.58%

Merrill Lynch, Pierce, Fenner & Smith
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484                                 9.17%              9.17%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                  7.65%              7.65%

         Class B

National Financial Services
82 Devonshire Street
Boston, MA 02109-3605                                      19.03%              19.03%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                 16.41%              16.41%

Citigroup Global Markets Inc.
333 West 34th Street
New York, NY 10001-2402                                    10.54%              10.54%

First Clearing, LLC
10750 Wheat First Drive
Glen Allen, VA 23060-9245                                   7.68%               7.68%

Merrill Lynch, Pierce, Fenner & Smith
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484                                 7.21%               7.21%

American Enterprise Investment
Mutual Funds Operations
P.O. Box 9446
Minneapolis, MN 55440-9446                                  6.93%               6.93%

         Class C

National Financial Services
82 Devonshire Street
Boston, MA 02109-3605                                      24.52%              24.52%

Merrill Lynch, Pierce, Fenner & Smith
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484                                 15.72%             15.72%

Wedbush Morgan Securities
P.O. Box 30014
Los Angeles, CA 90030-0014                                  13.10%             13.10%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                  13.06%             13.06%

          As of November 20, 2006, no shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding Class Z voting shares of the Acquiring Fund.

          As of November 20, 2006, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended December 31, 2005 and the audited financial statements of the Acquiring Fund for the fiscal year ended April 30, 2006 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Fund's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

          Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2006 (the "Agreement"), between DREYFUS PREMIER GNMA FUND (the "Fund"), a Massachusetts business trust, and DREYFUS GNMA FUND, INC. (the "Acquiring Fund"), a Maryland corporation.

          This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class B and Class C shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

          WHEREAS, the Fund and the Acquiring Fund are each registered, open-end management investment companies, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, the Acquiring Fund is incorporated under the name Dreyfus GNMA Fund, Inc. and intends to change its name to Dreyfus Premier GNMA Fund, Inc. and issue Acquiring Fund Shares only if the Reorganization is approved by Fund shareholders and consummated;

          WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

          WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

          WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

          1.     THE REORGANIZATION.

          1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

          1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3    Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B and Class C shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

          1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

          1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

          2.    VALUATION.

          2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Acquiring Fund's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

          2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

          2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

          2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

          3.     CLOSING AND CLOSING DATE.

          3.1     The Closing Date shall be March 16, 2007, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

          3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

          4.     REPRESENTATIONS AND WARRANTIES.

          4.1     The Fund represents and warrants to the Acquiring Fund as follows:

          (a)     The Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

          (b)     The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

          (c)     The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d)     The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Agreement and Declaration of Trust, as amended (the "Fund's Declaration of Trust"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

          (e)     The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

          (f)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (g)     The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended December 31, 2005 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

          (h)     Since December 31, 2005, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

          (i)     At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (j)     For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (k)     All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

          (l)     On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

          (m)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (n)     The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2     The Acquiring Fund represents and warrants to the Fund as follows:

          (a)     The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

          (b)     The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

          (c)     The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d)     The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

          (e)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f)     The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended April 30, 2006 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

          (g)     Since April 30, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

          (h)     At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (i)     For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (j)     All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (l)     The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          (m)     No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

          (n)     The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

          5.     COVENANTS OF THE ACQUIRING FUND AND THE FUND.

          5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

          5.2     The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

          5.5     The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

          5.7     The Fund covenants that it is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

          5.8     As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

          6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1     All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2     The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

          6.3     The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

          7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1     All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2     The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

          8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Declaration of Trust and the 1940 Act.

          8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

          8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

          8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a)     The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

          In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

          No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

          9.     TERMINATION OF AGREEMENT; EXPENSES.

          9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

          9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

          9.3     Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

          10.     WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

          11.     MISCELLANEOUS.

          11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

          11.4     This Agreement may be amended only by a signed writing between the parties.

          11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's Declaration of Trust or the Acquiring Fund's Charter, respectively; a copy of the Fund's Declaration of Trust is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Fund's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

          IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER GNMA FUND By: _____________________ Stephen E. Canter, President

ATTEST:	______________________ Jeff Prusnofsky, Assistant Secretary

DREYFUS GNMA FUND, INC. By: _____________________ Stephen E. Canter, President

ATTEST:	______________________ Jeff Prusnofsky, Assistant Secretary

Exhibit B

DESCRIPTION OF THE ACQUIRING FUND'S BOARD MEMBERS

          Board members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships and affiliations, are shown below.(1)

Name  (Age)
Position with Acquiring            Principal Occupation                   Other Board Memberships and
Fund (Since)                       During Past 5 Years                    Affiliations
--------------------------         --------------------                   ----------------------------

Joseph S. DiMartino (63)           Corporate Director and Trustee         The Muscular Dystrophy Association,
Chairman of the Board                                                       Director
                                                                          Century Business Services, Inc., a
                                                                            provider of outsourcing functions
                                                                            for small and medium sized
                                                                            companies, Director
                                                                          The Newark Group, a provider of a
                                                                            national market of paper recovery
                                                                            facilities, paperboard mills and
                                                                            paperboard converting plants,
                                                                            Director
                                                                          Sunair Services Corporation,
                                                                            engaging in the design,
                                                                            manufacture and sale of high
                                                                            frequency systems for long-range
                                                                            voice and data communications, as
                                                                            well as providing certain
                                                                            outdoor-related services to homes
                                                                            and businesses, Director

David W. Burke (70)                Corporate Director and Trustee         John F. Kennedy Library
Board Member                                                                Foundation, Director
(1994)                                                                    U.S.S. Constitution Museum, Director

William Hodding Carter III (71)    Professor of Leadership and Public     The Century Foundation, Director
Board Member                         Policy, University of North             Emeritus
   (2006)                            Carolina, Chapel Hill (January 1,    The Enterprise Corporation of the
                                     2006-Present)                        Delta, Director
                                   President and Chief Executive
                                     Officer of the John S. and James
                                     L. Knight Foundation (1998-2005)

Gordon J. Davis (65)               Partner in the law firm of LeBoeuf,    Consolidated Edison, Inc., a utility
Board Member                          Lamb, Greene & MacRae, LLP            company, Director
(1995)                             President, Lincoln Center for The      Phoenix Companies, Inc., a life
                                      Performing Arts, Inc. (2001)          insurance company, Director
                                                                          Board Member/Trustee for several
                                                                            not-for-profit groups

Joni Evans (64)                    Principal, Joni Evans LTD.             None
Board Member                       Senior Vice President of the William
(1985)                                Morris Agency (2005)

Arnold S. Hiatt (79)               Chairman of The Stride Rite            Isabella Stewart Gardner Museum,
Board Member                          Charitable Foundation                 Trustee
(1985)                                                                    John Merck Fund, a charitable trust,
                                                                            Trustee
                                                                          Business for Social Responsibility,
                                                                            Director
                                                                          The A.M. Fund, Trustee

Ehud Houminer (66)                 Executive-in-Residence at the          Avnet Inc., an electronics
Board Member                         Columbia Business School, Columbia     distributor, Director
   (2006)                            University                           International Advisory Board to the
                                                                            MBA Program School of Management,
                                                                            Ben Gurion University, Chairman
                                                                          Explore Charter School, Brooklyn,
                                                                            NY, Trustee

Richard C. Leone (66)              President of the Century Foundation    The American Prospect, Director
Board Member                           (formerly, The Twentieth Century   Center for American Progress,
   (2006)                              Fund, Inc.), a tax exempt            Director
                                       research foundation engaged in
                                       the study of economic, foreign
                                       policy and domestic issues

Hans C. Mautner (69)               President-International Division and   Capital and Regional PLC, a British
Board Member                           an Advisory Director of Simon        co-investing real estate asset
   (2006)                              Property Group, a real estate        manager, Director
                                       investment company (1998-present)  Member-Board of Managers of:
                                   Director and Vice Chairman of Simon    Mezzacappa Long/Short Fund LLC
                                       Property Group (1998-2003)         Mezzacappa Partners LLC
                                   Chairman and Chief Executive Officer
                                       of Simon Global Limited
                                       (1999-present)

Robin A. Melvin (43)               Director, Boisi Family Foundation, a   None
Board Member                         private family foundation that
   (2006)                            supports youth-serving
                                     organizations that promote the
                                     self sufficiency of youth from
                                     disadvantaged circumstances

Burton N. Wallack (56)             President and co-owner of Wallack      None
Board Member                          Management Company, a real estate
(1991)                                management company

John E. Zuccotti (69)              Chairman of Brookfield Financial       Emigrant Savings Bank, Director
Board Member                         Properties, Inc.                     Wellpoint, Inc., Director
   (2006)                          Senior Counsel of Weil, Gotshal &      Visiting Nurse Service of New York,
                                     Manges, LLP                             Director
                                   Chairman of the Real Estate Board of   Columbia University, Trustee
                                     New York                             Doris Duke Charitable Foundation,
                                                                                   Trustee

(1) None of the Board members are "interested persons" of the Acquiring Fund, as defined in the 1940 Act.

DREYFUS PREMIER GNMA FUND

          The undersigned shareholder of Dreyfus Premier GNMA Fund (the "Fund") hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 15, 2006, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 2:00 p.m., on Thursday, March 1, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

          3.     TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.

          4.     INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

          5.     MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

          If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

________________________________
Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier GNMA Fund, Inc. (the "Acquiring Fund"), in exchange for Class A, Class B and Class C shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

December 28, 2006

Acquisition of the Assets of

DREYFUS PREMIER GNMA FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

By and in Exchange for Class A, Class B and Class C
Shares of

DREYFUS GNMA FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-645-6561

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December 28, 2006 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier GNMA Fund (the "Fund") in exchange for Class A, Class B and Class C shares of Dreyfus Premier GNMA Fund, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated December 18, 2006.

2.	The Acquiring Fund's Annual Report for the fiscal year ended April 30, 2006.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended October 31, 2006.

4.	The Fund's Annual Report for the fiscal year ended December 31, 2005.

5.	The Fund's Semi-Annual Report for the six-month period ended June 30, 2006.

6.	Pro forma financials for the combined Fund and Acquiring Fund as of September 30, 2006.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated December 28, 2006 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated December 18, 2006 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A, filed December 15, 2006 (File No. 2-95553). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated April 30, 2006, filed June 30, 2006, and its Semi-Annual Report dated October 31, 2006, to be filed on or about December 28, 2006.

          The Fund's Statement of Additional Information dated May 1, 2006 is incorporated herein by reference to the Fund's Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A, filed April 28, 2006 (File No. 33-9591). The financial statements of the Fund are incorporated herein by reference to its Annual Report dated December 31, 2005 and Semi-Annual Report dated June 30, 2006.

Pro Forma STATEMENT OF INVESTMENTS (Unaudited)
Dreyfus GNMA Fund, Inc.
October 31, 2006

                                                                          Principal Amount ($)                  Value ($)
                                                               ---------------------------------  ----------------------------------
                                                                Dreyfus     Dreyfus   Pro Forma   Dreyfus     Dreyfus      Pro Forma
                                                                 GNMA       Premier    Combined   GNMA        Premier      Combined
                                                                Fund, Inc.  GNMA Fund   (*)       Fund, Inc.  GNMA Fund      (*)
                                           Coupon   Maturity
Bonds and Notes--88.3%                     Rate (%)  Date
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Ctfs./Home Equity Loans--.7%
Equivantage Home Equity Loan
     Trust, Ser. 1997-1, Cl. A4             7.78    3/25/28     932,761a               932,761      929,746                  929,746
Federal National Mortgage
     Association Whole Loan,
     Ser. 2001-W1, Cl. AF6                  6.90    7/25/31   3,248,364a             3,248,364    3,237,831                3,237,831
GE Capital Mortgage Services,
     Ser. 1999-HE1, Cl. A7                  6.27    4/25/29   2,411,389              2,411,389    2,416,839                2,416,839
                                                                                                  6,584,416                6,584,416
Residential Mortgage Pass-Through Ctfs.--2.3%
Countrywide Home Loan Mortgage
     Pass-Through Trust,
     Ser. 2005-31 Cl. 2A1                   5.53    1/25/36   1,807,766a             1,807,766    1,801,246                1,801,246
First Horizon Alternative Mortgage
     Securities, Ser. 2004-FA1,
     Cl. 1A1                                6.25   10/25/34   6,335,320              6,335,320    6,378,485                6,378,485
GSR Mortgage Loan Trust,
     Ser. 2004-12, Cl. 2A2                  3.55   12/25/34   7,420,382a             7,420,382    7,416,593                7,416,593
IndyMac Index Mortgage Loan Trust,
     Ser. 2006-AR25 Cl. 4A2                 6.21    9/25/36   1,774,748a             1,774,748    1,796,936                1,796,936
J.P. Morgan Mortgage Trust,
     Ser. 2005-A7 Cl. 1A2                   5.00   10/25/35   1,925,000a             1,925,000    1,903,086                1,903,086
Nomura Asset Acceptance,
     Ser. 2005-WF1, Cl. 2A5                 5.16    3/25/35   2,225,000a             2,225,000    2,190,624                2,190,624
                                                                                                 21,486,970               21,486,970
U.S. Government Agencies--2.3%
Federal National Mortgage
     Association Interest Strips, Bonds     0.00   11/15/06  22,000,000             22,000,000   21,954,834               21,954,834

U.S. Government Agencies/Mortgage-Backed--78.0%
Federal Home Loan Mortgage Corp.,
     5.00%, 3/1/20                                            1,232,095              1,232,095    1,213,367                1,213,367
Federal National Mortgage Association:
     6.00%                                                   54,680,000b            54,680,000   55,408,262               55,408,262
     REMIC, Trust, Gtd.
         Pass-Through Ctfs.,
         Ser. 2003-49, Cl. JE,
         3.00%, 4/25/33                                       1,589,955              1,589,955    1,417,098                1,417,098
     REMIC, Trust, Gtd.
         Pass-Through Ctfs.,
         Ser. 2004-58, Cl. LJ,
         5.00%, 7/25/34                                       4,790,454              4,790,454    4,778,813                4,778,813
Government National Mortgage Association I:
     5.00%                                                   11,350,000b            11,350,000   11,069,769               11,069,769
     5.50%                                                    8,578,000b             8,578,000    8,517,686                8,517,686
     6.00%                                                   29,650,000b 1,300,000b 30,950,000   30,057,688   1,317,875   31,375,563
     6.50%                                                    5,500,000b             5,500,000    5,647,785                5,647,785
     5.00%, 5/15/33 - 10/15/35                               51,687,671  5,429,776  57,117,447   50,468,088   5,302,175   55,770,263
     5.50%, 6/15/20 - 9/15/35                               141,502,755 24,174,104 165,676,859  141,062,315  24,121,496  165,183,811
     6.00%, 10/15/19 - 3/15/36                               37,171,932  8,712,066  45,883,998   37,742,595   8,851,288   46,593,883
     6.50%, 9/15/08 - 6/15/32                                 6,034,991  1,194,247   7,229,238    6,168,212   1,216,228    7,384,440
     7.00%, 11/15/22 - 12/15/22                                  19,886                 19,886       20,550                   20,550
     7.50%, 2/15/17 - 5/15/26                                 7,858,243    555,737   8,413,980    8,194,572     579,668    8,774,240
     8.00%, 4/15/08 - 12/15/22                                3,352,378    603,583   3,955,961    3,535,899     633,755    4,169,654
     8.50%, 7/15/08 - 12/15/22                                2,916,145    274,919   3,191,064    3,128,471     294,848    3,423,319
     9.00%, 1/15/19 - 12/15/22                                2,307,651    248,667   2,556,318    2,485,791     267,971    2,753,762
     9.50%, 3/15/18 - 1/15/25                                   522,740    192,935     715,675      572,491     211,483      783,974
     Ser. 2004-43, Cl. A, 2.82%,
         12/16/19                                                          850,464     850,464                  817,262      817,262
     Ser. 2005-34, Cl. A, 3.96%,
         9/16/21                                              3,016,106    455,923   3,472,029    2,957,675     447,090    3,404,765
     Ser. 2005-76, Cl. A, 3.96%,
         5/16/30                                                         1,175,066   1,175,066                1,145,074    1,145,074
     Ser. 2005-79, Cl. A, 4.00%,
         10/16/33                                                        1,164,414   1,164,414                1,136,283    1,136,283
     Ser. 2005-50, Cl. A, 4.02%,
         10/16/26                                             4,998,965    955,727   5,954,692    4,885,906     934,112    5,820,018
     Ser. 2005-29, Cl. A, 4.02%,
         7/16/27                                              3,253,305    554,921   3,808,226    3,169,403     540,610    3,710,013
     Ser. 2005-42, Cl. A, 4.05%,
         7/16/20                                              7,977,125  1,221,324   9,198,449    7,821,111   1,197,438    9,018,549
     Ser. 2004-51, Cl. A, 4.15%,
         2/16/18                                                           434,512     434,512                  426,683      426,683
     Ser. 2005-67, Cl. A, 4.22%,
         6/16/21                                                         2,529,196   2,529,196                2,486,593    2,486,593
     Ser. 2006-5, Cl. A, 4.24%,
         7/16/29                                             10,255,206             10,255,206   10,039,311               10,039,311
     Ser. 2005-52, Cl. A, 4.29%,
         1/16/30                                              2,444,462    376,071   2,820,533    2,400,412     369,294    2,769,706
     Ser. 2005-59, Cl. A, 4.39%,
         5/16/23                                              2,887,590    445,514   3,333,104    2,843,843     438,764    3,282,607
     Ser. 2005-32, Cl. B, 4.39%,
         8/16/30                                              3,500,000    500,000   4,000,000    3,438,190     491,170    3,929,360
     Ser. 2005-87, Cl. A, 4.45%,
         3/16/25                                                         1,142,212   1,142,212                1,124,123    1,124,123
     Ser. 2004-39, Cl. LC,
         5.50%, 12/20/29                                      4,260,000              4,260,000    4,282,083                4,282,083
Government National Mortgage Association II:
     4.50%, 7/20/30 - 1/20/34                                 9,832,502a   517,799a 10,350,301    9,861,841     519,905   10,381,746
     4.75%, 9/20/27                                              12,409a                12,409       12,529                   12,529
     5.00%, 9/20/33 - 1/20/36                                56,696,450  7,700,483  64,396,933   55,009,823   7,471,873   62,481,696
     5.38%, 2/20/27 - 6/20/32                                 5,025,312a 1,231,274a  6,256,586    5,056,498   1,239,230    6,295,728
     5.50%, 1/20/34 - 1/20/36                                67,336,666 13,159,547  80,496,213   66,882,718  13,070,999   79,953,717
     6.00%, 12/20/28 - 6/20/36                               46,432,243  8,700,376  55,132,619   46,952,657   8,797,004   55,749,661
     6.50%, 5/20/31 - 10/20/36                               38,689,638  4,522,152  43,211,790   39,627,384   4,636,017   44,263,401
     7.00%, 4/20/24 - 4/20/32                                12,735,947  1,797,459  14,533,406   13,140,314   1,854,182   14,994,496
     7.50%, 9/20/30                                             193,878     13,997     207,875      201,431      14,542      215,973
     9.00%, 7/20/25                                                        142,501     142,501                  153,806      153,806
     9.50%, 9/20/17 - 2/20/25                                   158,159                158,159      171,900                  171,900
                                                                                                650,244,481  92,108,841  742,353,322
U.S. Treasury Inflation Protected Securities--3.5%
     2.00%, 1/15/16                                          30,463,395c 4,062,813c 34,526,208   29,615,482   3,949,730   33,565,212
U.S. Treasury Notes--1.5%
     3.50%, 2/15/10                                           8,995,000d             8,995,000    8,699,505                8,699,505
     4.00%, 6/15/09                                           6,300,000d,e           6,300,000    6,205,752                6,205,752
                                                                                                 14,905,257               14,905,257

Total Bonds and Notes                                                                           744,791,440  96,058,571  840,850,011
     (cost $750,060,385 and $97,144,663 respectively)

Options--.0%                                                                            Face Amount Covered By Contracts ($)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Call Options--.0%
3-Month Floor USD Libor-BBA
     Interest Rate, June 2009 @
         4.00                                                37,500,000              37,500,000      96,098                   96,098
Put Options--.0%
3-Month Capped USD Libor-BBA
     Interest Rate, January 2008
         @ 6.00                                              73,000,000             73,000,000        3,563                    3,563
Total Options
     (cost $146,788 and $0.00 respectively)                                                          99,661                   99,661

Short-Term Investments--9.9%                                                        Principal Amount ($)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agencies--9.4%
Federal National Mortgage
     Association, 5.10%, 11/20/06                            28,000,000             28,000,000   27,924,929               27,924,929
Federal National Mortgage
     Association, 5.12%, 11/13/06                            27,000,000             27,000,000   26,954,730               26,954,730
Federal National Mortgage
     Association, 5.14%, 11/20/06                            25,000,000             25,000,000   24,933,368               24,933,368
Federal National Mortgage
     Association, 5.18%, 12/12/06                            10,000,000             10,000,000    9,942,258                9,942,258
                                                                                                 89,755,285               89,755,285
U.S. Treasury Bills--.5%
     4.86%, 12/7/06                                             150,000f   175,000f    325,000      149,255     174,130      323,385
     4.79%, 11/2/06                                           4,000,000              4,000,000    3,999,440                3,999,440
                                                                                                  4,148,695     174,130    4,322,825
Total Short-Term Investments
     (cost $93,904,025 and $174,150 respectively)                                                93,903,980     174,130   94,078,110

Other Investment--.4%                                                                   Shares
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Registered Investment Company;
Dreyfus Institutional Preferred
     Plus Money Market Fund
     (cost $2,420,000 and $1,201,000 respectively)            2,420,000g 1,201,000g  3,621,000    2,420,000   1,201,000    3,621,000

Investment of Cash Collateral
   for Securities Loaned--1.4%
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Registered Investment Company;
Dreyfus Institutional Cash
     Advantage Fund
     (cost $12,866,811 and $0.00 respectively)               12,866,811g            12,866,811   12,866,811               12,866,811
                                                                                              --------------------------------------

Total Investments 100.0%(cost $859,398,009 and $98,519,813)                                     854,081,892  97,433,701  951,515,593
* a b c d e f g	Management does not anticipate having to sell any securities as a result of the Exchange.
Variable rate security--interest rate subject to periodic change.
Purchased on a forward commitment basis.
Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
All or a portion of these securities are on loan. At October 31, 2006, the total market value of the fund's securities on loan is $14,458,049 and the total market value of the collateral held by the fund is $14,818,376, consisting of cash collateral of $12,866,811 and U.S. Government and agency securities valued at $1,951,565.
Purchased on a delayed delivery basis.
All or partially held by a broker as collateral for open financial futures positions.
Investment in affiliated money market mutual fund.

See notes to financial statements.

Dreyfus GNMA Fund, Inc.
STATEMENT OF FINANCIAL FUTURES
October 31, 2006 (Unaudited)

                                                                                        Unrealized
                                                   Market Value                       Appreciation
                                                   Covered by                          (Depreciation)
                                      Contracts    Contracts ($)    Expiration      at 10/31/2006 ($)
-------------------------------------------------------------------------------------------------------
Financial Futures Long
U.S. Treasury 5 year Notes                 543      57,320,438      December 2006             70,125
U.S. Treasury 10 year Notes                  6         649,313      December 2006              7,594
Financial Futures Short
U.S. Treasury 30 year Bonds                  6        (675,938)     December 2006            (13,594)
                                                                                              64,125

Dreyfus Premier GNMA Fund
STATEMENT OF FINANCIAL FUTURES
October 31, 2006 (Unaudited)

                                                                                        Unrealized
                                                   Market Value                       Appreciation
                                                   Covered by                          (Depreciation)
                                      Contracts     Contracts ($)   Expiration      at 10/31/2006 ($)
--------------------------------------------------------------------------------------------------------
Financial Futures Long
U.S. Treasury 5 Year Notes                 232      24,490,500      December 2006            122,065
Financial Futures Short
U.S. Treasury 10 Year Notes                106     (11,471,188)     December 2006           (130,016)
U.S. Treasury 30 Year Bonds                  4        (450,625)     December 2006             (9,062)
                                                                                             (17,013)
Pro Forma Statement of Assets and Liabilities

October 31, 2006 (Unaudited)

                                                                                                                          Dreyfus
                                                                                                                         Premier
                                                                                                                           GNMA
                                                                                                                          Pro Forma
                                                                           Dreyfus        Dreyfus                         Combined
                                                                            GNMA         Premier GNMA     Adjustments      (Note 1)
                                                                         -------------   -------------    -------------   -----------
ASSETS:         Investments in securities, at value - See Statement
                    of Investments (including securities on loan)*       $ 854,081,892  $  97,433,701                  $ 951,515,593
                Cash                                                               599             -            (599)              -
                Dividends and interest receivable                            3,277,454        443,875                      3,721,329
                Receivable for futures variation margin                        159,516         16,188                        175,704
                Receivable for shares of Beneficial Interest subscribed             -           4,922
                Receivable for shares of Common Stock subscribed                 4,650              -                          9,572
                Prepaid expenses and other assets                               32,323         16,897                         49,220
                                                                        ---------------  --------------  -------------   -------------

                     Total Assets                                          857,556,434     97,915,583           (599)    955,471,418
                                                                        ---------------  --------------  -------------   -------------

LIABILITIES:    Due to The Dreyfus Corporation and affiliates                  568,162        110,276                        678,438
                Cash overdraft due to Custodian                                     -         314,670           (599)        314,071
                Payable for investment securities purchased                110,390,615      1,313,867                    111,704,482
                Liability for security on Loan                              12,866,811               -                    12,866,811
                Payable for shares of Beneficial Interest redeemed                  -         141,912
                Payable for shares of Common Stock subscribed                  122,481               -                       264,393
                Accrued expenses                                               138,256         72,135                        210,391
                                                                        ---------------  --------------  -------------   -------------

                     Total Liabilities                                     124,086,325      1,952,860           (599)    126,038,586
                                                                        ---------------  --------------  -------------   ----------------

NET ASSETS                                                               $ 733,470,109   $ 95,962,723            -     $ 829,432,832
                                                                        ===============  ==============                  =============

COMPOSITION ON NET ASSETS:
                Paid-in capital                                          $ 784,916,572  $ 100,325,686                  $ 885,242,258
                Distribution in excess of investment income-net              2,135,930       (182,226)                     1,953,704
                Accumulated net realized gain (loss) on investments        (48,330,402)    (3,077,612)                   (51,408,014)
                Accumulated net unrealized appreciation (depreciation)                              -
                     on investments                                         (5,251,991)    (1,103,125)                    (6,355,116)
                                                                        ---------------  --------------  -------------   ----------------

NET ASSETS                                                              $ 733,470,109   $ 95,962,723                   $ 829,432,832
                                                                        ================ ==============  =============   =============

Class A Shares (unlimited, $.001 par value shares authorized)
Net Assets                                                               $           -   $ 58,076,866                  $  58,076,866
Shares outstanding                                                                   0      3,921,106                      3,921,106
Net asset value, and redemption
price per share                                                          $           -   $      14.81                  $       14.81
                                                                         ============== ==============                ================

 Maximum offering price per share (net asset value
  plus maximum sales charge)                                             $           -   $       15.51                 $       15.51
                                                                         ============== ==============                ================

Class B Shares (unlimited, $.001 par value shares authorized)
Net Assets                                                               $           -   $   24,921,517                $  24,921,517
Shares outstanding                                                                   0        1,681,922                    1,681,922
Net asset value, offering price and redemption
price per share                                                          $           -   $        14.82                $       14.82
                                                                         =============== ==============               ================

Class C Shares (unlimited, $.001 par value shares authorized)
Net Assets                                                               $           -   $   12,964,341                $  12,964,341
Shares outstanding                                                                   0          875,432                      875,432
Net asset value, offering price and redemption
price per share                                                          $           -   $        14.81                $       14.81
                                                                         =============== ==============               ================

Class Z Shares (1.1 billion, $.001 Common stock authorized)
Net Assets                                                               $ 733,470,109   $            -                $ 733,470,109
Shares outstanding                                                          51,002,741                0                   51,002,741
Net asset value, offering price and redemption
price per share                                                          $       14.38   $            -                $       14.38
                                                                         =============== ==============               ================

* Investments in securities, at cost                                     $ 846,531,197   $   98,519,813                $ 945,051,010
* Securities on Loan                                                        12,866,811                                 $  12,866,811

See notes to pro forma financial statements.

Pro Forma Statement of Operations

For the Twelve Months Ended October 31, 2006 (Unaudited)

                                                                                                                         Dreyfus
                                                                                                                       Premier GNMA
                                                                                                                        Pro Forma
                                                                          Dreyfus        Dreyfus                         Combined
                                                                            GNMA        Premier GNMA    Adjustments       (Note 1)
                                                                     --------------    --------------    ------------ ------------

INVESTMENT INCOME:

INCOME:          Interest Income                                      $  38,569,538     $ 5,302,889                    $ 43,872,428
                 Dividends
                   Affiliated                                               174,836          16,443                         191,279
                 Securities lending income                                    4,476             327                           4,803
                                                                        ---------------  --------------  -------------  -------------
                      Total Income                                       38,748,850       5,319,658                       44,068,509
                                                                        ---------------  --------------  -------------   ------------

EXPENSES:        Management fee                                       $   4,635,991      $  597,566    $    54,000 (a)   $ 5,287,556
                 Shareholder servicing costs                                 648,043        685,382        (10,000)(b)     1,323,425
                 Service plan and prospectus fees                          1,153,071                                       1,153,071
                 Professional fees                                            86,094         62,405        (62,500)(b)        85,999
                 Tax fees                                                           -                                             -
                 Prospectus and shareholders' reports                         44,298         22,166        (20,000)(b)        46,465
                 Custodian fees                                              126,550         26,383        (18,600)(b)       134,334
                 Directors' fees and expenses                                 38,363          3,742                           42,105
                 Registration fees                                            24,757         50,223        (21,000)(b)        53,979
                 Loan commitment fees                                                           868                              868
                 Miscellaneous                                                99,866         18,834        (12,000)(b)       106,700
                                                                        ---------------  --------------  -------------   ----------------
                      Total Expenses                                       6,857,033      1,467,570       (90,100)        8,234,502
                                                                        ---------------  --------------  -------------   ----------------

                 Less- reduction in management fee due to undertaking       (359,415)                                       (359,415)
                 Less- reduction in custody  fee due to earnings credits                       (547)                            (547)

                      Net Expenses                                        6,497,618       1,467,023        (90,100)        7,874,540
                                                                        ---------------  --------------  -------------   ----------------

NET INVESTMENT INCOME                                                    32,251,233       3,852,636         90,100        36,193,969
                                                                        ---------------  --------------  -------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

                 Net realized gain (loss) on investments               $  (4,241,419)   $  (918,108)                    $ (5,159,527)
                 Net realized gain (loss) on financial futures             1,578,678        298,445                        1,877,123
                 Net realized gain/(loss) on options                         194,656        191,056                          385,712
                                                                        ---------------  --------------  -------------   ----------------
                         Net Realized Gain (Loss)                         (2,468,085)      (428,607)                      (2,896,692)

                 Net unrealized appreciation (depreciation) on investments
                  foreign currency transactions and forward currency
                  exchange contracts [including ($410,828) and
                  ($153,357), respectively, net unrealized
                  (depreciation) on financial futures]                     1,982,148        209,422                        2,191,570
                                                                        ---------------  --------------  -------------   ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      (485,937)        (647,792)                   (1,133,729)
                                                                        ---------------  --------------  -------------   ----------------

NET INCREASE  (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                                   $  31,765,296    $ 3,204,844       $ 90,100      $ 35,060,240
                                                                        ===============  ==============  =============    ===============

(a)   Acquiring funds Management fee is 60 bps vs 55 bps for acquired fund
(b)   Reflects the anticipated savings as a result of the Merger.

See notes to pro forma financial statements.

Dreyfus GNMA Fund
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — Basis of Combination:

           At special meetings of the Board held on November 15, 2006 and November 8, 2006, the Board of Trustees/Directors of Dreyfus Premier GNMA Fund and Dreyfus GNMA Fund, each Board approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of Dreyfus Premier GNMA Fund (the “Fund”), the Fund will transfer all of its assets, subject to its liabilities, to Dreyfus GNMA Fund (the “Acquiring Fund”). Fund shares will be exchanged for a number of shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the “Exchange”). Prior to the Exchange the Acquiring Fund will create Class A, Class B, Class C and Class Z shares. The Acquiring Fund shares then will be distributed to the Fund’s shareholders on a pro rata basis in liquidation of the Fund. Fund shareholders will receive Acquiring Fund Class A, Class B and Class C shares in the Exchange.

           The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at October 31, 2006. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended October 31, 2006. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are April 30 for the Acquiring Fund and December 31 for the Fund.

           The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at October 31, 2006. The fund’s proforma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed merger, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2 — Portfolio Valuation:

           Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (“Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available, and are representative of the bid side of the market in the judgment of the Service, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

           The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require a portfolio to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, a portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2006, are set forth in the Pro Forma Statement of Financial Futures.

NOTE 3 — Capital Shares:

           The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at October 31, 2006 by the Class A, Class B and Class C net asset value per share of the Acquiring Fund on October 31, 2006.

NOTE 4 — Pro Forma Operating Expenses:

           The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on November 1, 2005.

NOTE 5 — Federal Income Taxes:

           Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

           The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.